Exhibit 99.3

47P—Phase I Study to Assess the Safety and Efficacy of P-BCMA-ALLO1, a Fully Allogeneic CAR T Therapy, in Patients with Relapsed / Refractory Multiple Myeloma (RRMM) Mehmet Kocoglu,1 Adam Asch,2 Aravind Ramakrishnan,3 Carlos Bachier,4 Thomas Martin III,5 Tulio Rodriguez,6 Katherine McArthur,7 Joanne McCaigue,7 Christopher E. Martin,7 Maggie Zhang,7 Hamid Namini ,7 Eric Ostertag,7 Matthew A. Spear,8 Ellen Christie,7 Rajesh Belani,7 Stacey Cranert,7 Julia Coronella,7 Devon J. Shedlock,7 Caitlin Costello,9 1University of Maryland Greenebaum Cancer Center, Baltimore, MD; 2Stephenson Cancer Center, Oklahoma University, Oklahoma City, OK; 3Sarah Cannon Transplant and Cellular Therapy Program at St. David’s South Austin Medical Center, Austin, TX; 4Sarah Cannon Transplant and Cellular Therapy Program at Methodist Hospital, San Antonio, TX; 5UCSF Medical Center at Parnassus, San Francisco, CA; 6Bone Marrow Transplantation, Advocate Lutheran General Hospital, Park Ridge, IL; 7Poseida Therapeutics, Inc., San Diego, CA; 8Denovo Biopharma, San Diego, CA; 9UCSD Moores Cancer Center, La Jolla, CA BACKGROUND CLINICAL STUDY METHODS AND DESIGN PHASE 1 DOSE-ESCALATION CLINICAL RESULTS EFFICACY RESULTS • Multiple myeloma (MM) is an incurable plasma cell malignancy with high expression of B-cell Maturation Topic Detail PATIENT DEMOGRAPHICS AND CHARACTERISTICS Antigen (BCMA) • Open label, multicenter, Phase 1, dose escalation study to assess the safety and efficacy of P-Autologous Chimeric Antigen Receptor T-cell (CAR T) therapies targeting BCMA have shown significant activity Study information BCMA-ALLO1, which will be administered intravenously as a single dose. Dose levels will be in MM tested in 3+3 escalation design in approximately 40 RRMM patients • Unfortunately, autologous CAR T poses several challenges including the need for apheresis, long manufacturing Dose escalation: Standard 3+3 design is utilized in the dose-escalating cohorts to evaluate times, high manufacturing costs, costs and poor product quality because the T-cells are obtained from DLTs within 28 days post P-BCMA-ALLO1 administration. Adverse events (AE), Serious myeloma patients Adverse Events (SAE) and Treatment Emergent Adverse Events (TEAEs) will be evaluated • An allogeneic “off the shelf” CAR T could address these unmet needs by eliminating the need for apheresis, throughout the study. providing on demand therapy and better-quality T-cells from healthy donors for manufacturing Study design If cohort 5 is completed without a Maximum Tolerated Dose (MTD), the Safety Committee • P-BCMA-ALLO1 is an allogeneic CAR T targeting BCMA being investigated for the treatment of relapsed may elect to assess further escalation cohorts in higher dose levels. refractory multiple myeloma (RRMM) P-BCMA-ALLO1 will be administered on D0 following lymphodepleting chemotherapy: 2 2 • P-BCMA-ALLO1 utilizes non-viral transposon-based integration (piggyBac® DNA Delivery System) that Fludarabine 30 mg/m /day and cyclophosphamide 300 mg/m /day on D-5, -4, -3 introduces a humanized anti-BCMA VH-based CAR producing a highly enriched T stem cell memory (TSCM) RRMM patients who have received greater than 3 lines of therapy, which must include a Study patient product proteasome inhibitor (PI), immunomodulatory drug (IMiDs) and CD38 monoclonal antibody population • The Cas-CLOVER™ Site-Specific Gene Editing System eliminates endogenous T cell receptor (TCR) expression (mAb) via knockout of the TCR beta chain 1 gene to prevent graft-vs-host disease and reduces MHC class I expression Safety/feasibility: AE, Cytokine Release Syndrome (CRS), neurotoxicity, Graft vs Host Disease to eliminate host-vs-graft responses via beta-2 microglobulin gene knockout Evaluation criteria: (GVHD) efficacy, safety, and Efficacy: IMWG criteria will be used for response. Overall Response Rate (ORR), Time to • P-BCMA-ALLO1 demonstrated compelling activity in MM xenografts, providing rationale for this first-in-human other variables Response (TTR), Duration of Response (DOR), Progression Free Survival (PFS), Overall Survival phase I study (OS) will be analyzed. CAS-CLOVER: CLEAN GENE EDITING P-BCMA-ALLO1 cellular kinetics; T cell composition in P-BCMA-ALLO1 drug product; immune Exploratory response in the context of patient-donor match metrics; soluble BCMA levels; BCMA expression on MM cells; putative blood markers of safety and efficacy. Major Inclusion Criteria Major Exclusion Criteria • Relapsed / Refractory Multiple Myeloma as defined by • Active hemolytic anemia; plasma cell leukemia, etc. the IMWG • Active second malignancies other than multiple SAFETY RESULTS • Must have received at least three lines of therapy that myeloma must include a PI, IMiDs and CD38 mAb • Active autoimmune disease • Have a measurable disease as defined by one of the • History of significant central nervous system disease following: 1) serum M-protein > 1.0g/dL; 2) Urine M-protein > 200mg/24hr; 3) FLC > 10 mg/dL; 4) Bone • Active systemic infections marrow plasma cells > 30% • History of hepatitis; HTLV or HIV infection • ANC ≥1000 /mL, platelets 50,000 /mL, Hb >8 g/dL SUMMARY • Has NYHA Class III or IV heart failure • Creatinine ≤1.5 mg/dL, SGOT < 3x ULN • Received prior gene therapy All enrolled patients are heavily treated having received 6.5 median prior lines of • therapy ALLOGENEIC PLATFORM • LVEF ≥45% • 3 out of 6 evaluable cohort 1 patients had received prior BCMA targeted therapy Transport FULLY ALLOGENEIC T-cell isolation Multiplex gene editing to address DOSE ESCALATION PLAN AND STUDY SCHEMATIC • 4 out of 6 evaluable cohort 1 patients had high risk cytogenetics Manufacturing graft vs host (safety) and host vs graft (persistence) Leukapheresis Electroporation/ of allogeneic gene editing Healthy product CAR-T product • ORR for Cohort 1 is 50% donor ALLOGENEIC Single infusion CAR-positive cell Dose Levels (cells/kg/dose) include: selection and cell If cohort 5 is completed without expansion 6 Administration MHC I knockout Cohort minus 2: 0.0625 x 10 • ORR in patients who have received prior BCMA targeting therapy is 66% TCR knockout concluding an MTD, the safety of allogeneic Product testing Purification Cohort minus 1: 0.25 x 106 CAR-T product and release Committee may elect to assess Cohort 1: 0.75 x 106 • ORR in patients with high-risk cytogenetics is 50% Patients Cryopreservation further escalation cohorts in 5-10 Transport Cohort 2: 2 x 106 6 X 106 P-BCMA-ALLO1 cells/kg Cohort 3: 6 x 10 Unique allogeneic platform Booster molecule Cohort 4: 10 x 106 increments. • Preserve/improve high TSCM • Robust manufacturing Our patented technology is designed to overcome the 6 “allo tax” and significantly increase production yield while Cohort 5: 15 x 10 • Optimized dosing regimens • Dramatic cost reductions CONCLUSION – Up to 100s of doses preserving desirable TSCM attributes of P-MUC1C-ALLO1 • Healthy donor material SUMMARY • P-BCMA-ALLO1 is an allogeneic “off the shelf” BCMA targeting CAR T therapy that CAR Disease assessments at Weeks 2,3,4,6 and 8 and Months T 3, 4, 5, 6, 7, 8, 9, 12, 15, 18, 21, 24, 27, 30, 33, 36, and demonstrates compelling anti-myeloma activity, in a heavily pretreated patient population, at—every 6 months until disease progression the lowest dose tested, while demonstrating excellent tolerability PRECLINICAL RESULTS Cell • A total of 10 patients were treated with P-BCMA-ALLO1, 7 in cohort 1, and 3 in cohort 2 Enrollment • It is active in patients who have failed prior BCMA targeted therapy and in patients with high-Efficacy in the RPMI-8226 Multiple Myeloma Model • Three SAE occurred in cohort 1 (G3 Febrile Neutropenia, G3 Disseminated Herpes Zoster, Eligibility Long Term Follow-Up yearly risk myeloma Lymphodepletion Infusion Post treatment Follow-Up Visits G3 Cryptosporidiosis infection) for up to 15 Years post dosing 2,000 • The clinical activity is seen without CRS, GVHD or neurotoxicity No CAR T 3 ] Tumor implant: RPMI-8226, 107 cells s.c. • No SAE were related to P-BCMA-ALLO1 m 1,500 Auto • P-BCMA-ALLO1 represents an important cellular therapy advance and could represent an [ m Allo 1 P-BCMA-ALLO1 infusion: 5 x 106 Allo 2 • No CRS, GVHD, neurotoxicity, DLT or Adverse Events of Special Interest (AESI) have been attractive treatment option for multiple myeloma cells on D0 1,000 Allo 3 NSG Volume Day Day Day Weeks Months Every 3 Months to 3 years then every Allo 4 observed as of the data cutoff r • Dose escalation is ongoing o 500 Allo 5 -5, -4, -3 0 1, 4, 7, 10 2, 3, 4, 6, 8 3, 6, 9, 12, 15, 18 6 Months until disease Progression Tum Allo1-6 indicate lots from • Six cohort 1 patients are available for response evaluation • Additional treatment regimens including cyclic dosing, repeat dosing, Rituximab combination 0 each of 6 individual healthy -7 0 49 Inpatient and fixed (non-weight based) dosing will be explored 0 7 14 21 28 35 42 49 donors Outpatient Days post CAR-T infusion N = 4 mice / group (until day 7) Error bars = SEM Disclosures: The presenter has the following relevant financial and non-financial relationships to disclose: Financial Interests relating to research Support: Poseida Therapeutics ACKNOWLEDGMENTS: The authors and Poseida Therapeutics, Inc., thank the patients, caregivers, investigators, and study site staff for their Presenting author: mkocoglu@umm.edu Clinical trial identifier: NCT04960579 involvement in this study. This study was sponsored and funded by Poseida Therapeutics (San Diego, CA).